Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company must then assess the likelihood that the resulting deferred tax assets will be realized. A valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. Due to the Company’s lack of earnings history, the net deferred tax assets have been fully offset by a valuation allowance.
The Company recognizes benefits of uncertain tax positions if it is more likely than not that such positions will be sustained upon examination based solely on their technical merits, as the largest amount of benefit that is more likely than not to be realized upon the ultimate settlement. The Company’s policy is to recognize interest and penalties related to the underpayment of income taxes as a component of income tax expense or benefit. To date, there have been no interest or penalties charged in relation to the unrecognized tax benefits.
The components of income before taxes are as follows (in thousands):

	Year Ended December 31,
	2017	2018
United States	$(22,358)	$(37,630)
International	—	—
	$(22,358)	$(37,630)

A reconciliation of the statutory U.S. federal rate to the Company’s effective tax rate is as follows (in thousands):

	Year Ended December 31,
	2017	2018
Tax at federal statutory rate	$(7,602)	$(7,902)
State taxes, net of federal benefit	(1,155)	(1,582)
Permanent differences	535	289
Loss on Series C warrant liability	—	2,500
Tax Cut and Jobs Act	12,456	—
Change in valuation allowance	(3,832)	6,197
General business credits	(465)	136
Other	69	376
Provision for taxes	$6	$14

Significant components of the Company’s net deferred tax assets as of December 31, 2017 and 2018 consist of the following (in thousands):

	December 31,
	2017	2018
Deferred tax assets:
Net operating loss carryforwards	$28,056	$33,815
Research and development credits	5,081	4,944
Capitalized start-up costs/Intangibles	19	16
Accruals and reserves	705	1,169
Property and equipment	44	82
Stock-based compensation	197	274
Total deferred tax assets	34,102	40,300
Less: Valuation allowance	(34,102)	(40,300)
Net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management believes it is more likely than not that the deferred tax assets will not be realized; accordingly, a valuation allowance has been established on U.S. net deferred tax assets. The valuation allowance decreased $3,832,000 during the year ended December 31, 2017 and increased by $6,197,000 during the year ended December 31, 2018.
As of December 31, 2018, the Company had net operating loss carryforwards of approximately $125,187,000 and $115,827,000 for federal and state income tax purposes, respectively. The federal and state net operating loss carryforwards begin to expire in 2027 and 2028, respectively.
The federal and state net operating loss carryforwards may be subject to significant limitations under Section 382 and Section 383 of the Internal Revenue Code and similar provisions under state law. The
Tax Reform Act contains provisions that limit the federal net operating loss carryforwards that may be used in any given year in the event of special occurrences, including significant ownership changes. A Section 382 “ownership change” generally occurs if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. The Company may have previously experienced, and may in the future experience, one or more Section 382 “ownership changes,” including in connection with the Company’s initial public offering. If so, the Company may lose some or all of the tax benefits of its NOLs and tax credits. The extent of such limitations for prior years, if any, has not yet been determined.
At December 31, 2018, the Company had $4,083,000 and $2,655,000 of federal research and development tax credits and state tax credits, respectively. The state tax credits are made up of California Research and Development Credits and California New Jobs Credits. If not utilized, the Federal credits will expire beginning in 2027. The California Research and Development credits can be carried forward indefinitely, while the California New Jobs Credits begin to expire in 2019.
As of December 31, 2018, the Company had $1,348,000 of unrecognized tax benefits. The Company does not have any tax positions for which it is reasonably possible that the total amount of gross unrecognized would increase or decrease within twelve months of the year ended December 31, 2018. If recognized, $0 would affect the effective tax rate.
The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. There was no such expense recorded during the years ended December 31, 2017 and 2018.
A reconciliation of the unrecognized tax benefits from January 1, 2017 to December 31, 2018 is as follows (in thousands):

	December 31,
	2017	2018
Balance at the beginning of year	$551	$615
Increases related to current years’ tax positions	64	118
Increases/(decreases) related to prior years’ tax positions	—	615
Balance at end of year	$615	$1,348

The Company currently has no federal or state tax examinations in progress nor has it had any federal or state tax examinations since its inception. As a result of the Company’s net operating loss carryforwards, all of its tax years are subject to federal and state tax examination.
On December 22, 2017, the United States enacted a law commonly known as the Tax Cuts and Jobs Act (“TCJA” or “Act”) which makes widespread changes to the Internal Revenue Code, including a reduction in the federal corporate tax rate to 21%, effective January 1, 2018.  The Company is subject to the provisions of FASB ASC 740-10, which requires that the effect on deferred tax assets and liabilities of a change in tax rates be recognized in the period the tax rate change was enacted.  Consequently, the reduction in the U.S. corporate income tax rate as a result of the TCJA impacts the carrying value of deferred tax assets.
In response to the Tax Act, the SEC staff issued guidance on accounting for the tax effects of the Tax Act. The guidance provided a one-year measurement period for companies to complete the accounting. During the year ended December 31, 2017, the Company completed its accounting for the income tax effects of the Tax Act.